                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 29, 1997, included in BioSepra Inc.'s Form 10-K for the year ended December 31, 1996, and to all reference to our Firm included in this registration statement.



                                        /s/ ARTHUR ANDERSEN LLP




Boston, Massachusetts
June 9, 1997